EXHIBIT 10.21
                                                                   -------------

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                                REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT



                          Dated as of December 13, 2002



                                     between



                                  DSL.NET, INC.



                                       and



                               FLEET NATIONAL BANK





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


                                TABLE OF CONTENTS
                                -----------------





1.   DEFINITIONS AND RULES OF INTERPRETATION.................................1
         1.1.   Definitions..................................................1
         1.2.   Rules of Interpretation......................................7

2.   THE REVOLVING CREDIT FACILITY...........................................8
         2.1.   Commitment to Lend...........................................8
         2.2.   Commitment Fee...............................................8
         2.3.   Reduction of Total Commitment................................9
         2.4.   The Revolving Credit Notes...................................9
         2.5.   Interest on Revolving Credit Loans...........................9
         2.6.   Requests for Revolving Credit Loans..........................9
         2.7.   Funds for Revolving Credit Loans.............................10

3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.................................10
         3.1.   Maturity.....................................................10
         3.2.   Mandatory Repayments of Revolving Credit Loans...............10
         3.3.   Optional Repayments of Revolving Credit Loans................10

4.   THE TERM LOAN...........................................................10
         4.1.   Conversion of Revolving Credit Loans; the Term Loan..........10
         4.2.   The Term Notes...............................................11
         4.3.   Schedule of Installment Payments of Principal of Term Loan...11
         4.4.   Optional Prepayment of Term Loan.............................11
         4.5.   Interest on Term Loan........................................11

5.   LETTERS OF CREDIT.......................................................12
         5.1.   Letter of Credit Commitments.................................12
                5.1.1.   Commitment to Issue Letters of Credit...............12
                5.1.2.   Letter of Credit Applications.......................12
                5.1.3.   Terms of Letters of Credit..........................12
         5.2.   Reimbursement Obligation of the Borrower.....................13
         5.3.   Letter of Credit Payments....................................14
         5.4.   Obligations Absolute.........................................14
         5.5.   Reliance by Issuer...........................................14
         5.6.   Letter of Credit Fee.........................................14

6.   CERTAIN GENERAL PROVISIONS..............................................15
         6.1.   Fees.........................................................15
         6.2.   Funds for Payments...........................................15
                6.2.1.   Payments to Lender..................................15
                6.2.2.   No Offset, etc......................................15
         6.3.   Computations.................................................15
         6.4.   Additional Costs, etc........................................15
         6.5.   Capital Adequacy.............................................17
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                                      -ii-

         6.6.   Certificate..................................................17
         6.7.   Interest After Default.......................................17
                6.7.1.   Overdue Amounts.....................................17
                6.7.2.   Amounts Not Overdue.................................18

7.   GUARANTIES..............................................................18
         7.1.   Guaranty.....................................................18
         7.2.   Supplements to Guaranty......................................18

8.   REPRESENTATIONS AND WARRANTIES..........................................18
         8.1.   Corporate Authority..........................................18
                8.1.1.   Incorporation; Good Standing........................18
                8.1.2.   Authorization.......................................18
                8.1.3.   Enforceability......................................19
         8.2.   Financial Statements and Solvency............................19
                8.2.1.   Fiscal Year.........................................19
                8.2.2.   Financial Statements................................19
                8.2.3.   Solvency............................................19
         8.3.   No Material Adverse Changes, etc.............................19
         8.4.   Litigation...................................................20
         8.5.   Compliance with Other Instruments, Laws, etc.................20
         8.6.   Tax Status...................................................20
         8.7.   No Event of Default..........................................20
         8.8.   Holding Company and Investment Company Acts..................20
         8.9.   Certain Transactions.........................................20
         8.10.  ERISA........................................................21
         8.11.  Use of Proceeds..............................................21
                8.11.1.  General.............................................21
                8.11.2.  Regulations U and X.................................21
                8.11.3.  Ineligible Securities...............................21
         8.12.  Environmental Compliance.....................................21
         8.13.  Subsidiaries, etc............................................21
         8.14.  Bank Accounts................................................22
         8.15.  Disclosure...................................................22

9.   AFFIRMATIVE COVENANTS...................................................22
         9.1.   Punctual Payment.............................................22
         9.2.   Maintenance of Office........................................22
         9.3.   Records and Accounts.........................................22
         9.4.   Financial Statements, Certificates and Information...........23
         9.5.   Notices......................................................23
                9.5.1.   Defaults............................................23
                9.5.2.   Notification of Claim against Assets................24
                9.5.3.   Notice of Litigation and Judgments..................24
         9.6.   Legal Existence; Maintenance of Properties...................24
         9.7.   Inspection of Books and Records..............................24
         9.8.   Compliance with Laws, Contracts, Licenses, and Permits.......25
         9.9.   Use of Proceeds..............................................25
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                                      -iii-

         9.10.  Bank Accounts................................................25
         9.11.  Replacement Instruments......................................25
         9.12.  Further Assurances...........................................25

10.  CERTAIN NEGATIVE COVENANTS..............................................25
         10.1.  Merger, Consolidation and Disposition of Assets..............25
                10.1.1.  Mergers and Acquisitions............................26
                10.1.2.  Disposition of Assets...............................26
         10.2.  Bank Accounts................................................26

11.  CLOSING CONDITIONS......................................................26
         11.1.  Loan Documents...............................................26
         11.2.  Certified Copies of Governing Documents......................26
         11.3.  Corporate or Other Action....................................26
         11.4.  Incumbency Certificate.......................................26
         11.5.  Opinion of Counsel...........................................27
         11.6.  Payment of Fees..............................................27
         11.7.  Unrestricted Cash Balances...................................27

12.  CONDITIONS TO ALL BORROWINGS............................................27
         12.1.  Representations True; No Event of Default....................27
         12.2.  No Legal Impediment..........................................28
         12.3.  Proceedings and Documents....................................28

13.  EVENTS OF DEFAULT; ACCELERATION; ETC....................................28
         13.1.  Events of Default and Acceleration...........................28
         13.2.  Termination of Commitments...................................30
         13.3.  Remedies.....................................................30

14.  SUCCESSORS AND ASSIGNS..................................................30
         14.1.  General Conditions...........................................30
         14.2.  Assignments..................................................30
         14.3.  Participations...............................................31
         14.4.  Miscellaneous Assignment Provisions..........................31

15.  PROVISIONS OF GENERAL APPLICATIONS......................................31
         15.1.  Setoff.......................................................31
         15.2.  Expenses.....................................................32
         15.3.  Indemnification..............................................33
         15.4.  Survival of Covenants, Etc...................................33
         15.5.  Notices......................................................34
         15.6.  Governing Law................................................34
         15.7.  Headings.....................................................34
         15.8.  Counterparts.................................................35
         15.9.  Entire Agreement, Etc........................................35
         15.10. Waiver of Jury Trial.........................................35
         15.11. Consents, Amendments, Waivers, Etc...........................35
         15.12. Severability.................................................36
         15.13. Usury........................................................36
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                                      -iv-

         15.14. Confidentiality..............................................36




                                    Exhibits
                                    --------


Exhibit A                Form of Revolving Credit Note
Exhibit B                Form of Loan Request
Exhibit C                Form of Term Note



                                    Schedules
                                    ---------

Schedule 8.4             Litigation
Schedule 8.13            Subsidiaries
Schedule 8.14            Bank Accounts
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                                REVOLVING CREDIT
                                ----------------
                                       AND
                                       ---
                               TERM LOAN AGREEMENT
                               -------------------

         This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of December 13, 2002, by and between DSL.NET, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 545 Long Wharf Drive, 5th Floor, New Haven, Connecticut 06511 and FLEET NATIONAL BANK, a national banking association (the "Lender").

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss. 1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Affiliate. Any Person which, directly or indirectly, controls, is controlled by or is under common control with the Borrower. "Control" of the Borrower means the power, directly or indirectly, (a) to vote ten percent (10%) or more of the Capital Stock (on a fully diluted basis) of the Borrower having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of the Borrower (whether by contract or otherwise).

         Availability. As of the relevant date of determination, that aggregate amount of the Obligations which are being guaranteed by the Guarantors pursuant to the terms of the Guaranty, provided, if any Guaranty requires that the Guarantor deliver cash collateral to secure such Guaranty, the Availability shall not include the amount of the Obligations so guaranteed until such time as such cash collateral is delivered to the Lender and all other terms and conditions of the Guaranty have been satisfied.

         Balance Sheet Date.  December 31, 2001.

         Base Rate. The higher of (a) the variable annual rate of interest so designated from time to time by the Lender as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (1/2 %) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three funds brokers of recognized standing selected by the Lender. Changes in the Base Rate resulting from any changes
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                                      -2-

in the Lender's "prime rate" shall take place immediately without notice or demand of any kind.

         Borrower. As defined in the preamble hereto.

         Business Day. Any day other than a Saturday or Sunday on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business.

         Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

         Closing Date. The first date on which the conditions set forth in ss. 11 have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

         Code. The Internal Revenue Code of 1986.

         Columbia Capital.  Columbia Capital Partners Funds II and III.

         Columbia Capital Guaranty. The Guaranty, dated or to be dated on or prior to the first anniversary of the Closing Date, made by Columbia Capital in favor of the Lender pursuant to which Columbia Capital guaranties to the Lender the payment and performance of the Obligations and in form and substance satisfactory to the Lender (which guaranty may include, without limitation, a requirement for Columbia Capital to cash collateralize all or any portion of the guarantee obligations thereunder), including any replacements thereof and supplements thereto as permitted by ss. 7 hereof.

         Commitment. The amount of the Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, which amount shall be $15,000,000 on the Closing Date, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Commitment Fee.  See ss. 2.2.

         Conversion Date.  December 12, 2004.

         Credit Agreement. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

         Default. See ss. 13.1.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Drawdown Date. The date on which any Revolving Credit Loan or the Term Loan is made or is to be made.

         Environmental Laws. Any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment.

         ERISA. The Employee Retirement Income Security Act of 1974 and all rules, regulations, judgements, decrees and orders arising thereunder.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss. 414 of the Code.

         Event of Default.  See ss. 13.1.

         Fees. Collectively, the Commitment Fee and the Letter of Credit Fees.

         Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by ss. 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C.
ss. 1843).

         Fleet. Fleet National Bank, a national banking association, in its individual capacity.

         GAAP or generally accepted accounting principles. Principles that are
(a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (b) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

         Governing Documents. With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

         Governmental Authority. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

         Guarantors. Collectively, VantagePoint Venture Partners III (Q) L.P. and/or Columbia Capital Partners Funds II and III. In addition, the term "Guarantors" shall also include any other Person approved in writing by the Lender in its sole and absolute discretion which provides a guaranty to the Lender of the payment and performance of the Obligations pursuant to a guaranty in form and substance satisfactory in all respects to the Lender.

         Guaranty. Collectively, the Columbia Capital Guaranty, the VantagePoint Guaranty, and any other guaranty executed by a Guarantor hereunder and which is acceptable in all respects to the Lender.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss. 24, Seventh), as amended.

         Interest Payment Date. The last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Loan.

         Interest Period. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of the calendar quarter; and (b) thereafter, each period commencing on the day subsequent to the next preceding Interest Period applicable to such Loan and ending on the last day of the calendar quarter; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                   (A) if any Interest Period would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day; and

                   (B) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date (unless the Revolving Credit Loans are converted into the Term Loan in accordance with the terms hereof) or (as the case may be) the Term Loan Maturity Date.

         Lender. As defined in the preamble hereto, and any other Person who becomes an assignee of any rights and obligations of the Lender pursuant to ss. 14.

         Lender's Office. The Lender's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Lender may designate from time to time.

         Lender's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Lender.

         Letter of Credit.  See ss. 5.1.1.

         Letter of Credit Application.  See ss. 5.1.1.

         Letter of Credit Fee.  See ss. 5.6.

         Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit and the Guaranty.

         Loan Request.  See ss. 2.6.

         Loans. The Revolving Credit Loans and the Term Loan.

         Material Adverse Effect. With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

         (a) a material adverse effect on the business, properties, financial condition, assets, or operations of the Borrower, individually or the Borrower and its Subsidiaries, taken as a whole, provided, for the avoidance of doubt, when making any determination as to whether a Material Adverse Effect has occurred under this clause (a), such an event shall not be deemed to occur based on changes in the Borrower's financial condition, assets or operations which are consistent with those set forth in the Borrower's forecast delivered to the Lender on or prior to the Closing Date;

         (b) an adverse effect on the ability of the Borrower or any of its Subsidiaries, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

         (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any impairment of the rights, remedies or benefits available to the Lender under any Loan Document.

         Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Notes. The Term Notes and the Revolving Credit Notes.

         Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries or any Guarantor to the Lender, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

         outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         Person. Any individual, corporation, limited liability company partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Loan referred to in such Note.

         Reimbursement Obligation. The Borrower's obligation to reimburse the Lender on account of any drawing under any Letter of Credit as provided in ss. 5.2.

         Revolving Credit Loan Maturity Date.  December 12, 2004.

         Revolving Credit Loans. Revolving credit loans made or to be made by the Lender to the Borrower pursuant to ss. 2.

         Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

         Revolving Credit Notes.  See ss. 2.4.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Term Loan. The term loan made or to be made by the Lender to the Borrower on the Conversion Date pursuant to ss. 4.1.

         Term Loan Maturity Date.  December 13, 2007.

         Term Notes.  See ss. 4.2.

         Term Note Record.  A Record with respect to a Term Note.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Lender on the date specified in, and in accordance with, ss. 5.2.

         VantagePoint. VantagePoint Venture Partners III (Q) L.P., a Delaware limited partnership.

         VantagePoint Guaranty. The Guaranty, dated or to be dated on or after the Closing Date, made by VantagePoint in favor of the Lender pursuant to which

VantagePoint guaranties to the Lender the payment and performance of the Obligations and in form and substance satisfactory to the Lender, including any replacements thereof and supplements thereto as permitted by ss. 7 hereof.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         1.2.  RULES OF INTERPRETATION.

                   (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                   (b) The singular includes the plural and the plural includes the singular.

                   (c) A reference to any law includes any amendment or modification to such law.

                   (d) A reference to any Person includes its permitted successors and permitted assigns.

                   (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

                   (f) The words "include", "includes" and "including" are not limiting.

                   (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                   (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

                   (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                   (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                   (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

                   (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Lender and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Lender merely on account of the Lender's involvement in the preparation of such documents.

                   2. THE REVOLVING CREDIT FACILITY.

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, the Lender agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Lender given in accordance with ss. 2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to the Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (a) the Commitment at such time and (ii) the Availability at such time. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss. 11 and ss. 12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss. 12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. COMMITMENT FEE. The Borrower agrees to pay to the Lender a commitment fee (the "Commitment Fee") calculated at the rate of one quarter of one percent (1/4%) per annum on the average daily amount during each calendar quarter or portion thereof from the date hereof, Closing Date to the Revolving Credit Loan Maturity Date by which the Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. Notwithstanding the foregoing, to the extent that (and solely to such extent) the Availability is $7,000,000 on the Closing Date, the Borrower shall have the option on the Closing Date to pay an upfront fee of $17,500 in lieu of the Commitment Fee for the period of the Closing Date through the first anniversary thereof, and from and after the first anniversary of the Closing Date the Borrower shall pay the Commitment Fee. The Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Commitment shall terminate.

         2.3. REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Lender to reduce by $1,000,000 or an integral multiple thereof or to terminate entirely the Commitment, whereupon the Commitment of the Lender shall be reduced by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Lender the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Commitment may be reinstated.

         2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by a promissory notes of the Borrower in substantially the form of Exhibit A hereto (a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. The Revolving Credit Note shall be payable to the order of the Lender in a principal amount equal to the Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by the Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on the Lender's Revolving Credit Note, an appropriate notation on the Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on the Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in ss. 6.7, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate. The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

         2.6. REQUESTS FOR REVOLVING CREDIT LOANS. The Borrower shall give to the Lender written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than 12:00 noon (Boston time) on the proposed Drawdown Date of any Revolving Credit Loan. Each such notice shall specify (a) the principal amount of the Revolving Credit Loan requested and (b) the proposed Drawdown Date of such Revolving Credit Loan. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lender on the proposed Drawdown Date. Each Loan

Request shall be in a minimum aggregate amount of $500,000.00 or an integral multiple thereof.

         2.7. FUNDS FOR REVOLVING CREDIT LOANS. Upon receipt of the documents required by ss. ss. 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Lender will make available to the Borrower the aggregate amount of the Revolving Credit Loans requested by the Borrower pursuant to ss. 2.6 hereof.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

         3.1. MATURITY. Unless all outstanding Revolving Credit Loans are converted into a Term Loan on the Conversion Date in accordance with ss. 4.1 hereof, the Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Commitment at such time and (b) the Availability at such time, then the Borrower shall immediately pay the amount of such excess to the Lender for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Lender cash collateral for Reimbursement Obligations as contemplated by ss. 5.2(b) and (c).

         3.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium. The Borrower shall give the Lender, no later than 10:00 a.m., Boston time, at least one (1) Business Day's prior written notice of any proposed prepayment pursuant to this ss. 3.3, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000.00, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment.

                   4. THE TERM LOAN.

         4.1. CONVERSION OF REVOLVING CREDIT LOANS; THE TERM LOAN. Subject to the terms and conditions set forth in this Credit Agreement, including, without limitation, the satisfaction of the conditions set forth in ss. ss. 11 and 12 hereof, on the Conversion Date the aggregate amount of the outstanding Revolving Credit Loans shall be converted into a Term Loan in an aggregate principal amount equal to the aggregate outstanding principal balance of the Revolving Credit Loans on that date. The Term Loan outstanding after conversion shall be evidenced by the Term Note (the "Term Note") of the Borrower payable to the order of the Lender, each dated as of the Conversion Date and in substantially the form of Exhibit C attached hereto, with appropriate insertions.

All interest accrued on the Revolving Credit Loan through the Conversion Date shall be paid on the last day of the Interest Period relating thereto. On the Conversion Date, the Borrower shall pay to the Lender any Unpaid Reimbursement Obligations, any Commitment Fees and other fees payable to the Lender hereunder and, as soon as reasonably practicable after such payment, the Lender shall surrender to the Borrower its Revolving Credit Note against receipt of its Term Note evidencing the amount of the outstanding Revolving Credit Loans so converted.

         4.2. THE TERM NOTES. The Term Note shall represent the obligation of the Borrower to pay to the Lender the principal amount set forth in such Term Note or, if less, the outstanding amount of the Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes the Lender to make or cause to be made a notation on the Lender's Term Note Record reflecting the original principal amount of the Term Loan and, at or about the time of the Lender's receipt of any principal payment on the Term Note, an appropriate notation on the Term Note Record reflecting such payment. The aggregate unpaid amount set forth on the Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on the Term Note Record shall not affect the obligations of the Borrower hereunder or under the Term Note to make payments of principal of and interest on the Term Note when due.

         4.3. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. The Borrower promises to pay to the Lender the principal amount of the Term Loan in twelve (12) consecutive quarterly payments, each equal as near as possible to 1/12th of the principal amount of the Term Loan outstanding on the Conversion Date, such installments to be due and payable on the last day of each calendar quarter of each calendar year, commencing on December 31, 2004, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

         4.4. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Note on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than one (1) Business Day's prior written notice to the Lender, without premium or penalty, provided that each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple thereof. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

         4.5. INTEREST ON TERM LOAN. Except as otherwise provided in ss. 6.7, the outstanding amount of the Term Loan shall bear interest at the rate per annum equal to the Base Rate as in effect from time to time. Interest shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, commencing on the first such date following the Conversion Date and on the Term Loan Maturity Date. Any change in the interest rate resulting from a change in the Base Rate is to be effective at the beginning of the day of such change in the Base Rate. The Lender will give the Borrower prompt notice in writing of any change in the Base Rate. The Borrower promises to pay interest on the outstanding amount of the Term Loan from the Conversion Date until the Term Loan Maturity Date in accordance with the provisions of this ss. 4.5.

                   5. LETTERS OF CREDIT.

         5.1.  LETTER OF CREDIT COMMITMENTS.

                   5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Lender's customary form (a "Letter of Credit Application"), the Lender, in reliance upon the representations and warranties of the Borrower contained herein, agrees to issue, extend and renew for the account of the Borrower one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Lender; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $2,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Commitment at such time and (B) the Availability at such time. Notwithstanding the foregoing, the Lender shall have no obligation to issue any Letter of Credit to support or secure any indebtedness of the Borrower or any of its Subsidiaries to the extent that such indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Borrower demonstrates to the satisfaction of the Lender that (x) such prior incurred indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Borrower or such Subsidiary to the proposed beneficiary of such Letter of Credit or
         (y) such prior incurred indebtedness were then secured or supported by a letter of credit issued for the account of the Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Borrower or such Subsidiary.

                   5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Lender. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                   5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Lender in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Lender in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         5.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Lender to issue, extend and renew each Letter of Credit, the Borrower hereby agrees to reimburse or pay to the Lender, with respect to each Letter of Credit issued, extended or renewed by the Lender hereunder,

                   (a) except as otherwise expressly provided in ss. 5.2(b) and
         (c), on each date that any draft presented under such Letter of Credit is honored by the Lender, or the Lender otherwise makes a payment with respect thereto, (i) the amount paid by the Lender under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Lender in connection with any payment made by the Lender under, or with respect to, such Letter of Credit,

                   (b) upon the reduction (but not termination) of the Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Lender as cash collateral for all Reimbursement Obligations, and

                   (c) upon the termination of the Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss. 14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Lender as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Lender at the Lender's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this ss. 5.2 at any time from the date such amounts become due and payable (whether as stated in this ss. 5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Lender on demand at the rate specified in ss. 6.11 for overdue principal on the Revolving Credit Loans.

         5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Lender shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. The responsibility of the Lender to the Borrower shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         5.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this ss. 5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Lender that the Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under ss. 5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Lender to the Borrower.

         5.5. RELIANCE BY ISSUER. To the extent not inconsistent with ss. 5.4, the Lender shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Lender.

         5.6. LETTER OF CREDIT FEE. The Borrower shall, on the date of issuance or any extension or renewal of any Letter of Credit pay a fee (in each case, a "Letter of Credit Fee") to the Lender in respect of each Letter of Credit an amount equal to one and one-half percent (1.5%) per annum of the face amount of such Letter of Credit. In respect of each Letter of Credit, the Borrower shall also pay to the Lender, at such other time or times as such charges are customarily made by the Lender, the Lender's customary amendment and other administrative fees for services provided subsequent to the issuance of any Letter of Credit as in effect from time to time.

                   6. CERTAIN GENERAL PROVISIONS.

         6.1. FEES. To the extent so elected by the Borrower, the Borrower agrees to pay to the Lender on the Closing Date the upfront fee contemplated by ss. 2.2 hereof.

         6.2.  FUNDS FOR PAYMENTS.

                   6.2.1. PAYMENTS TO LENDER. All payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Lender in Dollars at the Lender's Office or at such other place that the Lender may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

                   6.2.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Lender on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Lender certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

         6.3. COMPUTATIONS. All computations of interest on the Loans shall be based on a 365-day year and paid for the actual number of days elapsed. All computations of Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

         6.4. ADDITIONAL COSTS, ETC. If any change after the Closing Date in any present applicable law or if any future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                   (a) subject the Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of the Lender), or

                   (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Lender of the principal of or the interest on any Loans or any other amounts payable to the Lender under this Credit Agreement or any of the other Loan Documents, or

                   (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of the Lender, or

                   (d) impose on the Lender any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, the Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or the Lender's Commitment forms a part, and the result of any of the foregoing is

                           (i) to increase the cost to the Lender of making,
                   funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest,
                   Reimbursement Obligation or other amount payable to the Lender hereunder on account of the Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require the Lender to make any payment or to
                   forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Lender from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by the Lender at any time and from time to time and as often as the occasion therefor may arise, pay to the Lender such additional amounts as will be sufficient to compensate the Lender for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum, provided that the Borrower shall not be liable to the Lender for any costs incurred more than 90 days prior to the receipt by the Borrower of such demand for payment from the Lender, unless such costs were incurred prior to such 90 day period as a result of such change in present or future applicable law being retroactive to a date which occurred prior to such 90 day period and the Lender has given notice to the Borrower of the effectiveness of such law within 90 days after the effective date (but not including the retroactive date) thereof.

         6.5. CAPITAL ADEQUACY. If after the date hereof the Lender determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by the Lender or any corporation controlling the Lender with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on the Lender's commitment with respect to any Loans to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by the Lender to be material, then the Lender may promptly notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and the Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate the Lender in light of these circumstances. If the Borrower and the Lender are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in the Lender's reasonable determination, provide adequate compensation (subject to the validity of the certificate delivered pursuant to ss. 6.6 hereof). The Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         6.6. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to ss. ss. 6.4 or 6.5 and a brief explanation of such amounts which are due, submitted by the Lender to the Borrower, shall be prima facie evidence that such amounts are due and owing.

         6.7.  INTEREST AFTER DEFAULT.

                   6.7.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

                   6.7.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an Event of Default the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Lender pursuant to the terms hereof, bear interest at a rate per annum equal to two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to ss. 2.5 and the Term Loan pursuant to ss. 4.5.

                   7. GUARANTIES.

         7.1. GUARANTY. The Obligations shall be guaranteed pursuant to the terms of the Guaranty.

         7.2. SUPPLEMENTS TO GUARANTY. At any time from and after the Closing Date, the Guarantors shall be permitted to amend such Guarantor's limited Guaranty to guarantee additional amounts of the Obligations. Each such supplement of a Guaranty shall either (a) be a restatement of the original Guaranty issued by the applicable Guarantor and otherwise be in the same form and substance as such original Guaranty for such Guarantor or (b) be in form and substance reasonably satisfactory to the Lender.

                   8. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lender as follows:

         8.1.  CORPORATE AUTHORITY.

                   8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrower and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                   8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

                   8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         8.2.  FINANCIAL STATEMENTS AND SOLVENCY.

                   8.2.1. FISCAL YEAR. The Borrower and each of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

                   8.2.2. FINANCIAL STATEMENTS. There has been furnished to the Lender a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP. Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

                   8.2.3. SOLVENCY. The Borrower, on a stand-alone basis, and the Borrower and its Subsidiaries, on a consolidated basis, both before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents are Solvent. As used herein, "Solvent" means that: (a) the fair value of the property of such Person exceeds its total liabilities (including contingent liabilities but without duplication of any underlying liability related thereto), (b) the present fair saleable value of the assets of such Person is not less than the amount required to pay its probable liabilities on its debts as they become absolute and mature, and (c) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature.

         8.3. NO MATERIAL ADVERSE CHANGES, ETC. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect.

         8.4. LITIGATION. Except as set forth in Schedule 8.4 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any Governmental Authority, that, (a) if adversely determined, might, either in any case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8.5. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

         8.6. TAX STATUS. The Borrower and its Subsidiaries (a) have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect; (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for unpaid taxes being contested in good faith and by appropriate proceedings, or for which reasonably adequate reserves have been set aside on the books of the Borrower, or where failure to pay such taxes could not reasonably be expected to have a Material Adverse Effect, there are no assessed and unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrower know of any basis for any such claim.

         8.7. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         8.8. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         8.9. CERTAIN TRANSACTIONS. Except for (a) arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties and (b) agreements related to the Guarantors and other equity investments made by the holders of the Borrower's Series X and Series Y Preferred Stock, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services (other than deminimis services) to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         8.10. ERISA. The Borrower and its Subsidiaries have complied in all material respects with ERISA, including, without limitation, that each employee benefit plan and each guaranteed pension plan has been maintained and operated in compliance in all material respects with the provisions of ERISA.

         8.11.  USE OF PROCEEDS.

                   8.11.1. GENERAL. The proceeds of the Loans shall be used for working capital and general corporate purposes (including funding all or any portion of an acquisition permitted under ss. 10.1.1 hereof). The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes (including funding all or any portion of an acquisition permitted under ss. 10.1.1 hereof).

                   8.11.2. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                   8.11.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

         8.12. ENVIRONMENTAL COMPLIANCE. To the best of the Borrower's knowledge, the Borrower is in compliance in all material respects with all Environmental Laws and is conducting its business and operations in accordance with all such Environmental Laws.

         8.13. SUBSIDIARIES, ETC. Schedule 8.13 sets forth the only Subsidiaries of the Borrower. Except as set forth on Schedule 8.13 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other

Person. The jurisdiction of incorporation/formation and principal place of business of each Subsidiary of the Borrower is listed on Schedule 8.13 hereto.

         8.14. BANK ACCOUNTS. Schedule 8.14 sets forth the account numbers and location of all bank accounts of the Borrower or any of its Subsidiaries.

         8.15. DISCLOSURE. None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Borrower or any of its Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards, regulatory conditions or other risk factors as disclosed in the Borrower's filings with the Securities and Exchange Commission.

                   9. AFFIRMATIVE COVENANTS.

         The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or the Lender has any obligation to make any Loans or to issue, extend or renew any Letters of
Credit:

         9.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, upfront fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         9.2. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in New Haven, Connecticut, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Lender, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

         9.3. RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage PricewaterhouseCoopers LLP or other independent certified public accountants satisfactory to the Lender as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Lender.

         9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to the Lender:

                   (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified, without qualification, by PricewaterhouseCoopers LLP or by other independent certified public accountants satisfactory to the Lender;

                   (b) as soon as practicable, but in any event not later than fifty (50) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

                   (c) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent generally to the stockholders of the Borrower; and

                   (d) from time to time such other financial data and information as the Lender may reasonably request.

         9.5.  NOTICES.

                   9.5.1. DEFAULTS. The Borrower will promptly notify the Lender in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrower proposes to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Lender, describing the notice or action and the nature of the claimed default.

                   9.5.2. NOTIFICATION OF CLAIM AGAINST ASSETS. The Borrower will, immediately upon becoming aware thereof, notify the Lender in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Borrower's assets are subject to the extent any such setoff, claim, withholding or defense could reasonably be expected to have a Material Adverse Effect.

                   9.5.3. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Lender in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Lender, in writing, in form and detail satisfactory to the Lender, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $5,000,000.

         9.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or a limited liability partnership. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss. 9.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

         9.7. INSPECTION OF BOOKS AND RECORDS. The Borrower shall permit the Lender, directly or any of the Lender's other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Lender may reasonably request and, so long as no Event of Default has occurred and is continuing, with reasonable prior notice.

         9.8. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, comply, in all material respects, with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Lender with evidence thereof.

         9.9. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in ss. 8.11.1.

         9.10. BANK ACCOUNTS. The Borrower will, and will cause each of its Subsidiaries other than Vector Internet Services, Inc. ("VISI") to, maintain all of its depository and investment accounts with the Lender or such other Person as is consented to in writing by the Lender, provided any accounts maintained by VISI shall not be a primary account of the Borrower or any other Subsidiary and neither the Borrower or any other Subsidiary's assets shall be deposited into such account.

         9.11. REPLACEMENT INSTRUMENTS. The Borrower will, upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document, the Borrower shall (or shall cause the Guarantor, as applicable) to issue in lieu thereof, a replacement Note or Loan Document in the principal amount thereof and otherwise of like tenor.

         9.12. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Lender and execute such further instruments and documents as the Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                   10. CERTAIN NEGATIVE COVENANTS.

         The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or the Lender has any obligation to make any Loans or issue, extend or renew any Letters of
Credit:

         10.1.  MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

                   10.1.1. MERGERS AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except (a) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (b) the merger or consolidation of two or more Subsidiaries of the Borrower and (c) any other merger, consolidation, asset or stock acquisition so long as the Borrower is the survivor of such merger, consolidation or acquisition or the surviving entity of such action is controlled by, and wholly-owned by, the Borrower.

                   10.1.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory, the licensing of intellectual property and the disposition of excess inventory and obsolete assets, in each case in the ordinary course of business consistent with past practices and (b) the sale of all or substantially all of the assets and/or Capital Stock of VISI.

         10.2. BANK ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, establish any bank accounts or investment accounts other than (a) the account of VISI described in ss. 9.10 hereof and (b) with the Lender without the Lender's prior written consent.

                   11. CLOSING CONDITIONS.

         The obligations of the Lender to make the initial Revolving Credit Loans and to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

         11.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender. The Lender shall have received a fully executed copy of each such document.

         11.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS. The Lender shall have received from the Borrower and each Guarantor a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

         11.3. CORPORATE OR OTHER ACTION. All corporate or partnership (as the case may be) action necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

         11.4. INCUMBENCY CERTIFICATE. The Lender shall have received from the Borrower and each Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of the Borrower and each such Guarantor, each of the Loan Documents to which the Borrower or such Guarantor is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

         11.5. OPINION OF COUNSEL. The Lender shall have received a favorable legal opinion addressed to the Lender, dated as of the Closing Date, in form and substance satisfactory to the Lender, from:

                   (a) Testa, Hurwitz & Thibeault, LLP, counsel to the Borrower; and

                   (b) Wilson, Sonsini, Goodrich & Rosati, counsel to the Guarantors.

         11.6. PAYMENT OF FEES. The Borrower shall have paid to the Lender all fees required to be paid by it hereunder.

         11.7. UNRESTRICTED CASH BALANCES. The Borrower shall have demonstrated to the reasonable satisfaction of the Lender that either (a) the Borrower's unrestricted cash (determined in accordance with GAAP and excluding any Excluded
Cash) shown on the Borrower's balance sheet is less than $2,000,000 on the date the Borrower makes its initial Loan Request hereunder or, (b) if the Borrower's unrestricted cash (determined in accordance with GAAP and excluding any Excluded
Cash) shown on the Borrower's balance sheet exceeds $2,000,000 on the date the Borrower makes its initial Loan Request, the Borrower has received the written consent of VantagePoint to make such Loan Request. For purposes of this ss. 11.7, "Excluded Cash" shall mean the aggregate amount of cash proceeds of any issuance of the Borrower's securities since the date of this Credit Agreement, minus the aggregate amount of all cash used since the date of this Credit Agreement to fund any mergers or acquisitions, or to acquire any assets or securities of another Person (other than pursuant to agreements existing as of the date hereof or in the ordinary course of the Borrower's business), provided that Excluded Cash shall never be less than zero.

                   12. CONDITIONS TO ALL BORROWINGS.

         The obligations of the Lender to make any Loan, including the Revolving Credit Loan and to convert the Revolving Credit Loans to the Term Loan on the Conversion Date, and to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         12.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrower and the Guarantors contained in this Credit

Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

         12.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Lender would make it illegal for the Lender to make such Loan or to issue, extend or renew any Letter of Credit.

         12.3. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lender and the Lender's Special Counsel, and the Lender and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Lender may reasonably request.

                   13. EVENTS OF DEFAULT; ACCELERATION; ETC.

         13.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                   (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                   (b) the Borrower or any Guarantor shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                   (c) the Borrower shall fail to comply with any of its covenants contained in ss. ss. 9 or 10 or any Guarantor shall fail to comply with any of its covenants in the Guaranty;

                   (d) the Borrower shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss. 13.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Lender;

                   (e) any material representation or warranty of the Borrower or any Guarantor in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement or the Guaranty shall prove to have been false in any material respect upon the date when made or deemed to have been made;

                   (f) the Borrower, any of its Subsidiaries or any Guarantor shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower, any of its Subsidiaries or any Guarantor or of any substantial part of the assets of the Borrower, any of its Subsidiaries or any Guarantor or shall commence any case or other proceeding relating to the Borrower, any of its Subsidiaries or any Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower, any of its Subsidiaries or any Guarantor and the Borrower, any of its Subsidiaries or any Guarantor shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

                   (g) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower, any of its Subsidiaries or any Guarantor bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower, any of its Subsidiaries or any Guarantor in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                   (h) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lender, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any of its Subsidiaries or any Guarantor party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

then, and in any such event, so long as the same may be continuing, the Lender may, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in ss. ss. 13.1(f) or 13.1(g), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Lender.

         13.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in ss. 13.1(f) or ss. 13.1(g) shall occur, any unused portion of the credit hereunder shall forthwith terminate and the Lender shall be relieved of all further obligations to make Loans to the Borrower and to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Lender may, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and the Lender shall be relieved of all further obligations to make Loans and to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

         13.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lender shall have accelerated the maturity of the Loans pursuant to ss. 13.1, the Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to the Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy herein conferred upon the Lender or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                   14. SUCCESSORS AND ASSIGNS.

         14.1. GENERAL CONDITIONS. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

         14.2. ASSIGNMENTS. The Lender may at any time assign to one or more Person all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents to such assignment. From and after the effective date specified in each such assignment agreement, such assignee shall be a party to this Credit Agreement and, to the extent of the interest assigned by such agreement of assignment have the rights and obligations of the Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such agreement of assignment, be released from its obligations under this Credit Agreement (and, in the case of an assignment covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) with respect to facts and circumstances occurring prior to the effective date of such assignment.

         14.3. PARTICIPATIONS. The Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of the Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (a) the Lender's obligations under this Credit Agreement shall remain unchanged, (b) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which the Lender sells such a participation shall provide that the Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that the Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of the Lender as it relates to such Participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. To the extent permitted by law, each Participant also shall be entitled to the benefits of ss. 15.1 as though it were the Lender, provided such Participant agrees to be subject to ss. 15.1 as though it were the Lender.

         14.4. MISCELLANEOUS ASSIGNMENT PROVISIONS. The Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of the Lender, including without limitation any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under ss. 4 of the Federal Reserve Act, 12 U.S.C. ss. 341; provided that no such grant shall release the Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for the Lender as a party hereto or affect any rights or obligations of the Borrower or Lender hereunder.

                   15. PROVISIONS OF GENERAL APPLICATIONS.

         15.1. SETOFF. The Borrower hereby grants to the Lender a right of setoff for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any affiliate of the Lender and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in the possession of the Lender may be applied to or set off by the Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, then due and payable, now existing or hereafter arising, of the Borrower to the Lender. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         15.2. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) without duplication of any other provision hereof, any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income) as a result of the Borrower's failure to comply with ss. 6.2.2 hereof (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Lender's Special Counsel or any local counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Lender or any of its affiliates incurred by the Lender or such affiliate in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Lender, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any Guarantor, the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower or any of its Subsidiaries or any Guarantor and
(f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches. Notwithstanding the foregoing, the Borrower and the Lender agree that the amounts payable by the Borrower pursuant to paragraphs
(a), (c), (d) and (f) through the Closing Date (but not thereafter) shall not exceed, in the aggregate, $15,000. The covenants contained in this ss. 15.2 shall survive payment or satisfaction in full of all other obligations.

         15.3. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Lender upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrower or any Subsidiary or in connection with the provisional honoring of funds transfers, checks or other items, (c) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any hazardous substances or any action, suit, proceeding or investigation brought or threatened with respect to any hazardous substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of outside counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lender and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss. 15.3 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss. 15.3 shall survive payment or satisfaction in full of all other Obligations.

         15.4. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any Guarantor, the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lender of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or the Lender has any obligation to make any Loans or to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of any Guarantor, the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Guarantor, the Borrower or such Subsidiary hereunder.

         15.5. NOTICES. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                   (a) if to the Borrower, at 545 Long Wharf Drive, 5th Floor, New Haven, CT 06511, Attention: Robert J. DeSantis, Chief Financial Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice; and

                   (b) if to the Lender, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Technology & Communications, with a copy to 435 Tasso Street, Suite 250, Palo Alto, CA 94301, Attention:
         Lee A. Merkle-Raymond, Director, or such other address for notice as the Lender shall last have furnished in writing to the Person giving the notice;

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

         15.6. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SS. 15.5. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         15.7. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         15.8. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

         15.9. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss. 15.12.

         15.10. WAIVER OF JURY TRIAL. EACH OF THE LENDER AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Lender and the Borrower (a) certifies that no representative, agent or attorney of the Lender or Borrower has represented, expressly or otherwise, that the Lender or Borrower, as the case may be, would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Lender and Borrower, as the case may be, has been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

         15.11. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Credit Agreement to be given by the Lender may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender or the Borrower, as the case may be, in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         15.12. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

         15.13. USURY. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Notes or otherwise, shall the amount paid or agreed to be paid to the Lender for the use or the forbearance of the indebtedness represented by the Notes exceed the maximum permissible under applicable law. In this regard, it is expressly agreed that it is the intent of the Borrower and the Lender, in the execution, delivery and acceptance of the Notes, to contract in strict compliance with the laws of the Commonwealth of Massachusetts. If, under any circumstances whatsoever, performance or fulfillment of any provision of the Notes or any of the other Loan Documents at the time such provision is to be performed or fulfilled shall involve exceeding the limit of validity prescribed by applicable law, then the obligation so to be performed or fulfilled shall be reduced automatically to the limits of such validity, and if under any circumstances whatsoever the Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Notes and not to the payment of interest. The provisions of this ss. 15.13 shall controL every other provision of this Credit Agreement and any Note.

         15.14. CONFIDENTIALITY. The Lender agrees to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss. 15.14, or becomes available to the Lender on a nonconfidential basis from a source other than the Borrower, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for the Lender, (d) to bank examiners or any other regulatory authority having jurisdiction over the Lender, or to auditors or accountants, (e) to the Lender or any affiliate thereof, (f) in connection with any litigation to which the Lender or any of its affiliates is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document,
(g) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of ss. 15.14 or (h) with the consent of the Borrower. In no event shall the Lender be obligated or required tO return any materials furnished to it or any affiliate by the Borrower or any of its Subsidiaries. The obligations of the Lender under this ss. 15.14 shall supersede and replace the obligations of the Lender undeR any confidentiality letter in respect of this financing signed and delivered by the Lender to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from the Lender.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                       DSL.NET, INC.



                                       By: /s/ David F. Struwas
                                          -------------------------------------
                                           Name:  David F. Struwas
                                           Title:  Chief Executive Officer

                                       FLEET NATIONAL BANK



                                       By: /s/ Lee A. Merkle-Raymond
                                          -------------------------------------
                                           Name:
                                           Director

                                  SCHEDULE 8.4
                                  ------------
                                   LITIGATION

A lawsuit for wrongful termination of employment was filed against DSL.net, Inc. (the "Company") in the Superior Court in New Haven, Connecticut on July 29, 1999 by Frank W. Pereira, a former officer who was employed by the Company for less than two months. The plaintiff is principally seeking compensatory damages for wages and unvested stock options. The Company denies the plaintiff's allegations and believes that the plaintiffs claims are without merit. The Company plans to defend the case vigorously.

On July 26, 1999, the Company received a letter from a law firm representing TechSearch LLC, claiming the belief that the Company's website "induces the infringement by others of 'a patent held by TechSearch. The letter included an offer to grant the Company a license in exchange for $50,000 to $150,000 (based on the Company's expected use of its website, which would have placed it at the $50,000 level). The Company believed that the claim was without merit. Nonetheless, in the interest of avoiding the costs of disputing the claim, on October 18, 1999, the Company offered to pay $10,000 in exchange for a license and a full release. The Company has not received a response or any other communication from TechSearch or its attorneys.

The Company is also a party to legal proceedings related to regulatory approvals, including approvals relating to acquisition and financing transactions. It is subject to state commission, FCC and court decisions as they relate to the interpretation and implementation of the 1996 Telecommunications Act, the interpretation of competitive carrier interconnection agreements in general and its interconnection agreements in particular. In some cases, the Company may be deemed to be bound by the results of ongoing proceedings of these bodies. The Company therefore may participate in proceedings before these regulatory agencies or judicial bodies that affect, and allow it to advance, its business plans.

From time to time, the Company may be involved in other litigation concerning claims arising in the ordinary course of its business. The Company does not believe any of the legal claims or proceedings will result in a material adverse effect on its business, financial position, results of operations or cash flows.

                                  SCHEDULE 8.13
                                  -------------
                          SUBSIDIARIES OF DSL.NET, INC.

DSLnet Communications Delaware, Inc., a Delaware corporation

DSLnet Communications, LLC, a Delaware limited liability company

DSLnet Communications Puerto Rico, Inc., a Delaware corporation

DSLnet Communications VA, Inc., a Virginia corporation

Tycho Networks, Inc., a Delaware corporation

Vector Internet Services, Inc., a Minnesota corporation

                           Fleet Bank Credit Agreement
                           ---------------------------
                                  Section 8.14
                                  ------------
                      List and Location of Deposit Accounts
                      -------------------------------------

Grantor/Depositor's            Depositary,        Account Number        Account      Location
-------------------            -----------        --------------        -------      --------
Name                           Bank                                     Type
----                           ----                                     ----
DSL.net, Inc                   Fleet Bank         9407715973            checking     Hartford, CT
DSL.net, Inc                   Fleet Bank         9407948224            money        Hartford, CT
                                                                        market
DSL.net, Inc                   Fleet Bank         9411313643            money        Hartford, CT
                                                                        market
DSL.net, Inc                   People's Bank      116-6101704-09        money        New Haven, CT
                                                                        market
DSL.net, Inc                   Fleet Bank         8056278809            CD           Hartford, CT
DSL.net, Inc                   Fleet Bank         8056278796            CD           Hartford, CT
DSL.net, Inc                   Fleet Bank         8056278745            CD           Hartford, CT
DSL.net, Inc                   Fidelity           Plan 15255            money        Cincinnati, OH
                               Investments                              market
DSL.net, Inc                   Deutsche Banc      270-48400             money        Hunt Valley, MD
                                                                        market
Vector Internet Services,      Associated         2283002307            checking     Minneapolis, MN
Inc - dba Visi.com             Bank

                                                                       EXHIBIT A
                                                                       ---------

                              REVOLVING CREDIT NOTE
                              ---------------------
$15,000,000                                              as of December 13, 2002


         FOR VALUE RECEIVED, the undersigned DSL.NET, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Lender") at the Lender's office at 100 Federal Street, Boston, Massachusetts 02110:

                   (a) prior to or on the Revolving Credit Loan Maturity Date the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrower pursuant to the Revolving Credit and Term Loan Agreement dated as of December 13, 2002 (as amended and in effect from time to time, the "Credit Agreement"), between the Borrower and the Lender;

                   (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                   (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SS. 15.5 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                             DSL.NET, INC.




                                             By:
                                                --------------------------------
                                                Title:

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                               Amount of         Balance of
              Amount        Principal Paid        Principal          Notation
Date          of Loan         or Prepaid           Unpaid            Made By:
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

                                                                       EXHIBIT B
                                                                       ---------

                              FORM OF LOAN REQUEST
                              --------------------
                                  [insert date]

Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110

         Re:    Loan Request

Ladies and Gentlemen:

         Reference is hereby made to that certain Revolving Credit and Term Loan Agreement, dated as of December 13, 2002 (as the same may be amended and in effect from time to time, the "Credit Agreement"), beween DSL.net, Inc. (the "Borrower") and Fleet National Bank (the "Lender"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Pursuant to ss. 2.6 of the Credit Agreement, we hereby request that a Revolving Credit Loan in thE principal amount of $___________________________, be made on____________________, _. We understand that this request is irrevocable and binding on us and obligates us to accept the requested Revolving Credit Loan on such date.

         We hereby certify (a) that the aggregate outstanding principal amount of the Revolving Credit Loans on today's date is $________________________________ (b) that we will use the proceeds of the requested Revolving Credit Loan in accordance with the provisions of the Credit Agreement, (c) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection therewith was true as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate do not have a material adverse effect, and to the extent that such representations and warranties related expressly to an earlier date) and (d) that no Default or Event of Default has occurred and is continuing.

                                        Very truly yours,

                                        DSL.NET, INC.


                                        By:
                                           ------------------------------------
                                           Title:

                                                                       EXHIBIT C
                                                                       ---------

                                FORM OF TERM NOTE
                                -----------------


$__________________                               as of [insert Conversion Date]


         FOR VALUE RECEIVED, the undersigned DSL.NET, INC., a Delaware corporation, (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Lender") at the Lender's office at 100 Federal Street, Boston, Massachusetts 02110:

                   (a) prior to or on the Term Loan Maturity Date the principal amount ofDOLLARS ($ ), evidencing the Term Loan made by the Bank to the Borrower pursuant to the Revolving Credit and Term Loan Agreement dated as of December 13, 2002 (as amended and in effect from time to time, the "Credit Agreement"), by and between the Borrower and the Lender;

                   (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                   (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to the Term Loan shall be pr ima facie evidence of the principal amount of the Term Loan owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SS. 15.5 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                        DSL.NET, INC.


                                        By:
                                           ------------------------------------
                                           Title: